                              [MB FINANCIAL LOGO]

                         Notice of 1999 Annual Meeting

                                Proxy Statement

                                                                  April 5, 1999

Dear Fellow Stockholder:

    On behalf of the Board of Directors and management of MB Financial, Inc. (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders. This will be the first annual meeting since the merger between Avondale Financial Corp. and Coal City Corporation was completed. The meeting will be held at 1:30 p.m., Chicago time, on Tuesday, May 11, 1999 at the Conference Center of the Graduate School of Business, The University of Chicago, 450 North Cityfront Plaza Drive, Chicago, Illinois.

    At the meeting, stockholders of the Company will be asked to vote upon the election of the board of directors of the Company.

    I encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope as promptly as possible. This will save the Company the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting.

    Thank you for your attention to this important matter.

Very truly yours,

Mitchell Feiger            [SIG OF MITCHELL FEIGER]
President and Chief Executive Officer

                              [MB FINANCIAL LOGO]

  1200 North Ashland Avenue
  Chicago, Illinois 60622
  (773) 278-4040

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be Held on May 11, 1999

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of MB Financial, Inc. (the "Company") will be held at the Conference Center of the Graduate School of Business, The University of Chicago, 450 North Cityfront Plaza Drive, Chicago, Illinois at 1:30 p.m., local time, on Tuesday, May 11, 1999.

   A proxy and a Proxy Statement for the Meeting are enclosed.

   The Meeting is for the purpose of considering and acting upon:

     1. The election of the Board of Directors of the Company;

and such other matters as may properly come before the Meeting.

   The Board of Directors is not aware of any other business to come before the Meeting.

   Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 30, 1999 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

   A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder, for any purpose germane to the Meeting, at the main office of the Company, located at 1200 North Ashland Avenue, Chicago, Illinois, 60622, during the ten days prior to the Meeting as well as at the Meeting.

   You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage-paid envelope. The proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors

Mitchell Feiger
President and Chief Executive Officer

Chicago, Illinois
April 5, 1999


 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                              MB Financial, Inc.
                           1200 North Ashland Avenue
                            Chicago, Illinois 60622
                                (773) 278-4040

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 11, 1999

   This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of MB Financial, Inc. (the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Conference Center of the Graduate School of Business, The University of Chicago, 450 North Cityfront Plaza Drive, Chicago, IL at 1:30 p.m., Chicago time, on Tuesday, May 11, 1999.

   The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about April 5, 1999. Certain of the information in this Proxy Statement relates to Coal City Corporation ("Coal City") which was merged with and into the Company on February 26, 1999 (the "Merger"), at which time the Company's name was changed from "Avondale Financial Corp." ("Avondale") to "MB Financial, Inc." On the same date, the Company's subsidiary, Avondale Federal Savings Bank ("Avondale Bank") was merged with and into Manufacturers Bank, a second tier subsidiary of Coal City ("Manufacturers Bank"). Accordingly, references herein to "Avondale," "Coal City," "Avondale Bank" or "Manufacturers Bank" refer to those entities prior to the Merger, and references to the Company and the Bank refer to MB Financial, Inc. and Manufacturers Bank after the Merger. In addition, all share information reflects the Merger exchange ratio.

   At the Meeting, stockholders of the Company are being asked to elect the sixteen directors of the Company.

Vote Required and Proxy Information

   All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees set forth herein. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to be presented at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

   Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will have no effect on the election of directors. One-third of the outstanding shares of Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker non-votes are counted for purposes of determining a quorum. Brokers who do not receive instructions are entitled to vote on the election of directors.

   A proxy given pursuant to the solicitation or otherwise may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Doria Koros, Secretary, MB Financial, Inc., 1200 North Ashland Avenue, Chicago, Illinois 60622.

                 VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

   Stockholders of record as of the close of business on March 30, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 6,946,728 shares of Common Stock issued and outstanding.

   The following table sets forth, as of March 30, 1999, certain information as to the beneficial ownership of Common Stock by: (i) those persons or entities known by management to beneficially own more than 5% of the Company's outstanding shares of Common Stock; (ii) the Company's Chief Executive Officer, its Chairman of the Board and the other executive officers of the Company (the "Named Officers"), and (iii) all directors and executive officers of the Company as a group.

                                                              Shares    Percent
                                                           Beneficially   of
      Beneficial Owner                                      Owned (1)    Class
      ----------------                                     ------------ -------
      Principal Owners
         There are no shareholders owning
         5% or more of the Company

      Named Officers
         Mitchell Feiger                                      197,480     2.84%
         President, Chief Executive Officer and Director;
         Chairman of the Board and Director of the Bank

         Robert S. Engelman, Jr.                              234,867     3.38
         Chairman of the Board;
         Director of the Bank

         Burton J. Field                                       74,422     1.07
         Director;
         President, Chief Executive Officer
         and Director of the Bank

         Howard A. Jaffe                                      106,801     1.54
         Vice President and Chief Financial Officer;
         Executive Vice President, Chief Financial
         Officer and Director of the Bank

         Thomas D. Panos                                       59,452      .86
         Executive Vice President, Senior Lending
         Officer and Director of the Bank

         Directors and executive officers as a group        1,640,672    23.61
         (18 persons)

--------
(1) Includes shares held directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals' families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers and subject to options granted under the Company's Stock Option Plans (the "Stock Option Plans") which options are exercisable within 60 days of March 30, 1999. Also includes 10,817 and 6,151 shares allocated to Messrs. Engelman and Jaffe, respectively, under the Avondale ESOP ("ESOP"). Excludes 42,320, 8,000, and 76,814 shares subject to options granted under the Stock Option Plans to Messrs. Engelman, Jaffe, and all directors and executive officers as a group, respectively, which options are not exercisable within 60 days of March 30, 1999.

                      DIRECTORS AND EXECUTIVE MANAGEMENT

   The Company's Board of Directors currently consists of sixteen members. The Board is divided into three classes, each of which contains approximately one-third of the Board, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified. As a result of the Merger the Board terms were re-staggered as indicated below. Therefore, some nominees have terms expiring in one or two years.

   The following table sets forth certain information, as of March 30, 1999, regarding the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominee) will be voted at the Meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                            Shares of
                                           Director  Term  Common Stock Percent
                   Position(s) Held in the  Since     to   Beneficially   of
    Name       Age         Company           (1)    Expire Owned (2,3)   Class
    ----       --- ----------------------- -------- ------ ------------ -------
                                   NOMINEES
Thomas F.
 Carey         65  Director                  1997    2000    181,195     2.61%

Robert S.
 Engelman,
 Jr.           57  Chairman of the Board     1993    2000    234,867     3.38

Alfred Feiger  73  Director                  1992    2000    139,104     2.00

Richard I.
 Gilford       74  Director                  1992    2000    138,300     1.99

Robert A.
 Wislow        54  Director                  1993    2000     11,907     0.17

Jameson A.
 Baxter        55  Director                  1993    2001     17,384     0.25

R. Thomas
 Eiff          58  Director                  1993    2001     22,958     0.33

Burton J.
 Field         63  Director                  1992    2001     74,422     1.07

David L.
 Husman        64  Director                  1992    2001     97,361     1.40

Clarence Mann  73  Director                  1992    2001    213,450     3.07

Hipolito
 (Paul)
 Roldan        55  Director                  1993    2001      7,131     0.10

Mitchell
 Feiger        40  Director, President and   1992    2002    197,480     2.84
                   Chief Executive Officer

Lawrence E.
 Gilford       75  Director                  1992    2002     96,550     1.39

Sandra P.
 Guthman       55  Director                  1995    2002     10,160     0.15

Arthur L.
 Knight, Jr.   61  Director                  1993    2002     20,439     0.29

Peter G.
 Krivkovich    52  Director                  1993    2002     11,711     0.17

--------
(1) Director of either Avondale or of Coal City since Coal City acquired Manufacturers Bank.
(2) Includes shares held directly, in retirement accounts, in the deferred compensation plan, in a fiduciary capacity or by certain affiliated entities or members of the named individuals' families, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or dispositive powers. Excludes 42,320, 8,464, 3,640, and 2,878 shares subject to options granted under the Stock Option Plans to Messrs. Engelman, Eiff, Knight, and each of the other Directors, respectively, which options are not exercisable within 60 days of March 30, 1999. Includes Board of Directors retainer fees deferred in the form of Common Stock units pursuant to the Deferred Compensation Plan.
(3) Includes 10,817 shares allocated to Mr. Engelman under the ESOP. Includes 133,480 shares subject to options granted under the Company's Stock Option Plans which are exercisable within 60 days of March 30, 1999.

   The business experience for at least the past five years of each nominee and Director is set forth below.

   Jameson A. Baxter. Ms. Baxter has been President of Baxter Associates, Inc., a firm providing management and financial consulting services and private investments since 1995. Previously, Ms. Baxter was Vice President of the First Boston Corporation (now CS First Boston) in its corporate finance department. Ms. Baxter is also a member of the Board of Directors of The Banta Corporation (a graphic arts and printing company), Ryerson Tull (a metals service, distribution and processing company), and The Putnam Mutual Funds (a mutual fund family).

   Thomas Carey. Mr. Carey is General Manager and President of Hawthorne Race Track in Stickney, Illinois. Mr. Carey previously served as a Director of Affiliated Banc Group, Inc. ("Affiliated") and each of the seven independent banks that were merged together to form Affiliated. Mr. Carey is also an attorney with the firm of Carey, Filter, White and Boland. Mr. Carey is a Director of the Chicago Area Council of the Boy Scouts of America and the Chairman of the Board of South Shore High School.

   R. Thomas Eiff. Mr. Eiff is the Chairman of the Board for TEC Worldwide in Tuscon, Arizona. From 1991 through 1998 he was owner and President of Adams Air and Radiator Service, an automotive service and distribution company. Mr. Eiff served as the Chairman of the Board of Avondale until the Merger.

   Robert S. Engelman, Jr. Mr. Engelman served as President and Chief Executive Officer of Avondale from the time he joined Avondale in 1993 until the Merger and as Chairman of the Board of the Company since the Merger. Prior to joining Avondale, Mr. Engelman was the Chairman of the Board and Chief Executive Officer of University Financial Corporation and its wholly-owned subsidiary, First Federal of Elgin, FSA, Elgin, Illinois.

   Alfred Feiger. Mr. Feiger served as Chairman of the Board and Chief Executive Officer of Coal City until the Merger. Mr. Feiger has nearly 50 years of banking and finance company experience, having served in various executive capacities during such period. Mr. Feiger also served as a Director of Affiliated and the seven banks that were owned by Affiliated. He also was President of its Western National Bank of Cicero.

   Mitchell Feiger. Mr. Feiger is President and Chief Executive Officer of the Company, as well as, Chairman of the Board of the Bank. Mr. Feiger began his career with Touche Ross & Company in 1982, and then joined Affiliated in 1984 where he worked in various capacities until eventually becoming its Executive Vice President. Mr. Feiger became President and a Director of Coal City in 1992.

   Burton J. Field. Mr. Field is the President and Chief Executive Officer of the Bank and served in the same capacities with Manufacturers Bank from 1983 until the Merger. Mr. Field served as a director of Manufacturers Bank from 1977 to the Merger. Mr. Field has over 40 years of banking and finance experience, with special expertise in the areas of commercial lending and leasing. Mr. Field joined Manufacturers Bank in 1970.

   Lawrence E. Gilford. Mr. Gilford has nearly 50 years of banking experience, having served in various executive capacities during such period. Mr. Gilford also served as a Director of Affiliated and the seven banks that were owned by Affiliated. He was President of its North Shore National Bank. Mr. Gilford served as President of the Chicago Chapter of the Illinois Bankers Association. Mr. Gilford is a Board Member of the Chicago Chapter of the Jewish Community Center.

   Richard I. Gilford. Mr. Gilford has nearly 50 years of banking experience, having served in various executive capacities during such period. Mr. Gilford also served as a Director of Affiliated and the seven banks that were owned by Affiliated. He was Chairman of the Board of Affiliated Asset-Based Lending Services. Mr. Gilford is a trustee of Mt. Sinai Hospital in Chicago.

   Sandra P. Guthman. Ms. Guthman has been the President and Chief Executive Officer of Polk Bros. Foundation, a philanthropic organization for social service, educational and cultural interests, since 1993. Prior to such time, Ms. Guthman served IBM Corporation in various marketing capacities. Ms. Guthman also serves as a Director of MBIA Insurance Corporation of Illinois and the Northern Institutional Funds, as well as other educational and social organizations, including WTTW; Chicago's Public Television Station, Hubbard Street Dance Chicago and The Chicago Music and Dance Theatre, Inc.

   David L. Husman. Mr. Husman is an attorney and is in the real estate and investment business. Mr. Husman also served as a Director of Affiliated and the seven banks that were owned by Affiliated.

   Arthur L. Knight, Jr. Mr. Knight is a private investor and business consultant. Mr. Knight currently is the Chairman of the Board of Hunt Valve Company, and a Director of General Service Board, Inc. and STS Consultants, Ltd. From 1988 through 1994, Mr. Knight was President, Chief Executive Officer and Director of Morgan Products Ltd., (a manufacturer and distributor of specialty building products).

   Peter G. Krivkovich. Mr. Krivkovich is President and Chief Executive Officer of Cramer-Krasselt Company, a marketing communications company. He was named President in 1995 and was named CEO in 1999. Mr. Krivkovich is a Board member of Prentice Hospital and the Off-the-Street Club in Chicago.

   Clarence Mann. Mr. Mann has over 45 years of banking experience, having served in various executive capacities during such period. Mr. Mann also served as a Director of Affiliated and the seven banks that were owned by Affiliated. He was President of Franklin Park Bank and First State Bank of Franklin Park, both owned by Affiliated.

   Hipolito (Paul) Roldan. Mr. Roldan has been Chief Executive Officer of the Hispanic Housing Development Corp., a residential and retail development and property management company, since 1976. Mr. Roldan serves as a director of the Woodstock Institute, as well as other orgranizations including, Local Initiatives Support Corporation, National Puerto Rican Coalition and The Children's Place.

   Robert A. Wislow. Mr. Wislow has been Chairman of U.S. Equities Realty, Inc., a commercial real estate company, since 1978. Mr. Wislow also serves on the Board of the Chicago Public Library Foundation, Rush-Presbyterian-St. Lukes Medical Center, North Central College, Illinois Masonic Medical Center and Columbia College in Chicago.

   Alfred Feiger is Mitchell Feiger's father. Lawrence Gilford and Richard Gilford are cousins.

Executive Officers

   The following contains certain information regarding the executive officers who are not directors of the Company.

   Howard A. Jaffe. Mr. Jaffe, 45, is Vice President and Chief Financial Officer of the Company and Executive Vice President and Chief Financial Officer and Director of the Bank. Mr. Jaffe served Avondale as Vice President and Chief Financial Officer since joining Avondale in August 1995 and until the Merger. From 1990 through July 1995, Mr. Jaffe was Executive Vice President and Chief Financial Officer of Northern States Financial Corporation, a multi-bank holding company. Mr. Jaffe has over 24 years of banking experience.

   Thomas D. Panos. Mr. Panos, 43, is Executive Vice President and Senior Lending Officer and Director of the Bank and served in similiar capacities with Manufacturers Bank since March 1996 and until the Merger. Mr. Panos was Senior Vice President and Manager of Corporate Banking (in Illinois) for First Bank System from 1994 to 1996, and he served Boulevard Bank in various lending and management capacities since 1982. Mr. Panos has over 22 years of banking experience.

Meetings and Committees of the Board of Directors

   The Company and The Bank. The Company's Board of Directors has standing Executive, Audit and Compensation Policy Committees which meet and act in conjunction with the like committees of the Bank's Board of Directors. It is expected that the Company will hold at least six Board meetings during 1999, while the Bank's Board of Directors will meet monthly.

   During 1998, the Board of Directors of Avondale met eight times and the Board of Directors of Coal City met twelve times. No incumbent director of the Company who was a director of either Avondale or Coal City attended fewer than 75% of the total number of board and committee meetings held by the Board of Directors of Avondale or Coal City, respectively.

   The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders generally must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the Meeting. Each Board of Directors met once during 1998 in its capacity as a nominating committee.

   The Company's Executive Committee exercises the powers of the full Board of Directors between Board meetings. The Executive Committee is comprised of Directors Engelman (Chairman), Baxter, A. Feiger, M. Feiger, Field and Knight. Avondale's Executive Committee consisted of Directors Eiff (Chairman), Baxter, Knight and Engelman and met four times during 1998. Coal City's Executive Committee consisted of the entire Board of Directors and met ten times during 1998.

   The Audit Committee is responsible for recommending the selection of the independent auditors of the Company and the Bank and meeting with the independent auditors to outline the scope and review the results of the annual audit. The Audit Committee also meets with the Bank's internal auditor on a periodic basis. The Audit Committee is comprised of Directors R. Gilford (Chairman), Baxter, L. Gilford, Mann and Wislow. Avondale's Audit Committee was composed of Directors Baxter (Chairman), Roldan and Wislow and met three times during 1998. Coal City's Audit Committee included Directors R. Gilford (Chairman), A. Feiger, Mann and L. Gilford and met six times during 1998.

   The Compensation Policy Committee is responsible for the design and administration of the overall compensation program. In addition, that Committee reviews and approves all executive officers' compensation plans, evaluates executive performance, grants awards under the Company's Omnibus Incentive Plan and considers other related matters. The Compensation Policy Committee is comprised of Directors Knight (Chairman), Eiff, R. Gilford and Mann. Avondale's former Compensation Policy Committee included Directors Knight (Chairman), Wislow and Baxter and met four times during 1998. Coal City's Compensation Policy Committee consisted of the entire Board of Directors and met twice during 1998. During discussions and action concerning the compensation of M. Feiger and B. Field by the Coal City Compensation Policy Committee, these executives were excused from the meeting and did not participate in any discussions or votes on any actions taken on their behalf.

Director Compensation

   Non-employee directors of the Company will be paid (i) an annual retainer of $25,000, plus, (ii) $1,000 per committee membership, (iii) $1,000 for serving as committee chairman; and (iv) $2,500 for serving on the Bank's Board of Directors. All Board and Committee fees may be paid in the form of Cash, Common Stock or options to purchase Common Stock, however, at least 50% of the annual retainer must be taken in the form of Common Stock or options to purchase Common Stock. There are no extra fees paid for Board or Committee meetings. All fees may be deferred pursuant to the Company's Deferred Compensation Plan.

Executive Compensation

   The following table sets forth information concerning the compensation of the Named Officers for services in all capacities to Manufacturers Bank or Avondale Bank, as the case may be, for the years ended
December 31, 1998, 1997 and 1996.

                          Summary Compensation Table

                           Annual         Long Term Compensation       All Other
                        Compensation              Awards            Compensation($)
  Name and            ----------------- --------------------------- ---------------
 Principal   Calendar  Salary   Bonus   Restricted Stock  Options/
  Position     Year     ($)      ($)     Award(s)($)(2)  SARs(#)(3)
 ---------   --------  ------   -----   ---------------- ----------
 Mitchell
  Feiger       1998   $251,000 $ 50,000       $--          16,366   $   39,450  (4)
 President
  and Chief
  Executive    1997    238,665   50,000        --          12,525       34,770  (5)
 Officer       1996    227,300   37,050        --          13,527       33,477  (6)

 Robert S.
  Engelman,
  Jr.          1998    300,000  210,000        --          35,000      450,415  (7)
 Chairman
  of the
  Board        1997    300,000      --         --          35,000      274,498  (8)
               1996    250,000  140,000        --             --       152,945  (9)

 Burton J.
  Field        1998    345,000   50,000        --             --        77,825 (10)
 President
  and Chief
  Executive    1997    330,000      --         --             --        75,970 (11)
 Officer of
  the Bank     1996    320,000      --         --             --        76,851 (12)

 Howard A.
  Jaffe        1998    155,000   92,000        --          30,000       34,890 (13)
 Vice
  President
  and Chief
  Financial    1997    151,196      --         --          15,187       24,140 (14)
 Officer       1996    143,750   65,000        --             --        16,111 (15)

 Thomas D.
  Panos (1)    1998    136,000   55,000        --          11,022       21,121 (16)
 Executive
  Vice
  President
  and          1997    130,000   52,000        --           8,350       16,543 (17)
 Senior
  Lending
  Officer
  of the
  Bank         1996    100,000      --         --           8,350        3,867 (18)

--------
(1) Mr. Panos joined Manufacturers Bank in March 1996.
(2) No Restricted Stock was issued in 1998. At December 31, 1998, Restricted Stock that had been issued in prior years but was not then vested was: Mr. Engelman--16,928 shares, $262,384; and Mr. Jaffe--8,000 shares, $124,000, at $15.50 the price of the Company's Common Stock on December 31, 1998. All shares vested on the date of the Merger.
(3) Represents incentive and non-qualified stock options granted pursuant to the Avondale and Coal City Stock Option Plans. All options were granted at or above the market price of the stock on the date of the grant and vest up to ten years. Options outstanding under the Coal City Stock Option Plan were converted to options under the Company's Stock Option Plans.
(4) Includes automobile allowance of $5,288, excess group life insurance of $459, non-qualified retirement benefits of $13,004, supplemental health plan of $4,153 and 401(k) matching and profit sharing contributions of $16,546.
(5) Includes automobile allowance of $5,566, excess group life insurance of $297, non-qualified retirement benefits of $11,505, supplemental health plan of $3,970 and 401(k) matching and profit sharing contributions of $13,432.
(6) Includes automobile allowance of $4,108, excess group life insurance of $297, non-qualified retirement benefits of $10,200, supplemental health plan of $3,802, 401(k) matching and profit sharing contributions of $12,570 and directors fees of $2,500.
(7) Includes SERP contribution of $405,000, ESOP contribution of $34,890, supplemental life insurance premium of $9,910 and an automobile allowance of $615.
(8) Includes SERP contribution of $240,000, ESOP contribution of $24,140, supplemental life insurance premium of $9,555 and an automobile allowance of $803.
(9) Includes SERP contribution of $120,000, ESOP contribution of $22,727, supplemental life insurance premium of $9,555 and an automobile allowance of $663.
(10) Includes automobile allowance of $3,360, excess group life insurance of $3,159, non-qualified retirement benefits of $41,853, supplemental health plan of $12,907 and 401(k) matching and profit sharing contributions of $16,546.
(11) Includes automobile allowance of $3,360, excess group life insurance of $3,159, non-qualified retirement benefits of $45,834, supplemental health plan of $10,185 and 401(k) matching and profit sharing contributions of $13,432.
(12) Includes automobile allowance of $4,200, excess group life insurance of $3,159, non-qualified retirement benefits of $44,237, supplemental health plan of $10,185, 401(k) matching and profit sharing contributions of $12,570 and director's fees of $2,500.
(13) Includes ESOP contribution of $34,890.
(14) Includes ESOP contribution of $24,140.

(15) Includes ESOP contribution of $16,111.
(16) Includes automobile allowance of $4,116, excess group life insurance of $459 and 401(k) matching and profit sharing contributions of $16,546.
(17) Includes automobile allowance of $2,652, excess group life insurance of $459 and 401(k) matching and profit sharing contributions of $13,432.
(18) Includes automobile allowance of $3,523 and excess group life insurance of $344.

Stock Options

   The following table sets forth certain information with respect to stock options granted to the Named Officers during 1998 under Avondale's or Coal City's Stock Option Plans, as the case may be.

   In addition to providing the number of options granted in the Summary Compensation Table, the following table discloses the range of potential realizable values at various assumed appreciation rates. The table discloses for the Chief Executive Officer and other Named Officers the gain or "spread" that would be realized at the end of the option term for the options granted during 1998, if the price of the Common Stock appreciates annually by the percentage levels indicated from the market price on the date of grant.

Option Grants in 1998

                                                                 Potential
                             % of Total                      Realizable Value
                              Options                        at Assumed Annual
                             Granted to                       Rates of Stock
                             Employees  Exercise                   Price
                     Options in Fiscal  Price Per Expiration Appreciation for
Name                 Granted  1998(1)     Share      Date       Option Term
----                 ------- ---------- --------- ---------- -----------------
                                                              5.00%    10.00%
                                                             -------- --------
Mitchell Feiger      16,366    29.83%    $12.22    12/31/06  $174,805 $343,784
Robert S. Engelman,
 Jr.                 35,000    23.65%     22.28    01/21/04       -0-   93,905
Burton J. Field         -0-      -0-        -0-         -0-       -0-      -0-
Howard A. Jaffe      30,000    20.27%     17.38    07/27/03    58,080  193,590
Thomas D. Panos      11,022    20.09%     12.22    03/16/07   124,036  249,836

--------
(1) The percent of total options granted represent the percentage granted to Messrs. Feiger and Panos as a percent of the Coal City options granted in 1998 and to Messrs. Engelman and Jaffe as a percent of the Avondale options granted in 1998.

   The following table sets forth information with respect to shares of the Common Stock acquired in 1998 through the exercise of stock options, including the value realized upon the exercise, and the value of all stock options held at December 31, 1998.

                  Option Exercises, Holdings and Values Table

              Shares                     Number of           Value of Unexercised
             Acquired    Value      Unexercised Options     ""In-the-money" Options
Name        On Exercise Realized   at December 31, 1998     at December 31, 1998(1)
----        ----------- -------- ------------------------- -------------------------
                                 Exercisable Unexercisable Exercisable Unexercisable
                                 ----------- ------------- ----------- -------------
Mitchell
 Feiger         -0-       -0-       42,418         -0-      $177,818      $  -0-
Robert S.
 Engelman,
 Jr.            -0-       -0-      133,480      42,320        71,415      47,610
Burton J.
 Field          -0-       -0-          -0-         -0-           -0-         -0-
Howard A.
 Jaffe          -0-       -0-       57,187       8,000        13,500       9,000
Thomas D.
 Panos          -0-       -0-       27,722         -0-        65,972         -0-

--------
(1) Represents the difference between the closing price of the Common Stock on December 31, 1998 ($15.50 per share) and the exercise price of the stock options.

   Under the Stock Option Plans non-qualified stock options to purchase 22,160, 9,464, and 8,194 shares of Common Stock, respectively, were granted in 1998 to Avondale's Chairman Eiff, Director Knight and to each of the other Avondale Directors who is not an employee of the Company. The Company's Omnibus Incentive Plan provides for the grant of a non-qualified stock option for each of the Company's Board members to purchase 1,000 shares at market value on the first business day of the year following twelve consecutive months of service. One such grant occurred in December 1997. Director Eiff, Avondale's former Chairman of the Board received $25,000 and 5,000 options to purchase Company Stock as consideration for his years of service to the Company as Chairman. All of such options have a term between three and ten years, are not transferable and vest at the rate between immediate vesting and up to five years from the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Employment Agreements

   Effective with the Merger, Mitchell Feiger entered into an employment agreement with the Company. Mr. Feiger did not have a written employment agreement with Coal City. Under his employment agreement, effective with the merger, Mr. Feiger became the President and Chief Executive Officer of the Company and Chairman of the Board of the Bank. This agreement is a so-called "evergreen" contract with a continual three-year term. Although either party may terminate the agreement at any time, it provides for Mr. Feiger to be paid his compensation for the full remaining term of the agreement unless he is terminated "for cause" (as defined in the agreement). Mr. Feiger's annual base salary compensation under the agreement is $325,000, and he may, in addition, receive an annual bonus at the discretion of the Board of Directors. Mr. Feiger is also eligible to participate in the Company's standard package of employee benefits, including retirement plans and insurance programs, as well as certain executive benefits, such as an automobile allowance and club dues. In the event of a change of control of the Company (as defined in the agreement), if Mr. Feiger or the Company (or its successor) terminates his employment with the Company (or its successor) he will receive 2.99 times his base compensation and he will be entitled to continued health benefits during the remaining term of the agreement (and thereafter, at his cost) and to vesting of any unvested stock options and unvested benefits under benefit plans and arrangements of the Company at the time of the change in control (except for qualified pension plans).

   Effective with the Merger, Robert S. Engelman, Jr. replaced his previous employment agreement, which was terminated. Mr. Engelman's prior employment agreement provided for severance payments upon involuntary termination following a change of control in the maximum amount allowed as a tax-deductible expense to the Company. The agreement also provided, among other things, for liquidated damages upon termination under certain circumstances and for lifetime health benefits at the expense of the Company from the date of any termination (other than death). Mr. Engelman's new employment agreement provides that Mr. Engelman will be Chairman of the Board of the Company, along with certain other activities, and be paid a base salary of $310,000 and an annual bonus of $150,000 through the date of the annual meeting of Stockholders in the year 2000. After the year 2000 meeting, Mr. Engelman will be paid $310,000 per year through January 31, 2004 for his agreement not to compete against the Company in Illinois during that period. After the year 2000 annual meeting, Mr. Engelman will also be entitled to participate in the Company's health benefits for his lifetime at his cost. Mr. Engelman will also continue to accrue benefits under the Company's Supplemental Executive Retirement Plan through January 31, 2004. If Mr. Engelman is terminated by the Company other than for cause under the new agreement, he will continue to receive his salary and bonus until the year 2000 annual meeting and continue to be entitled to his covenant not to compete payments. The agreement does not provide for any change of control severance or liquidated damages under any circumstances.

   The Company has entered into an employment agreement with Burton J. Field. That agreement provides for Mr. Field to be the President and Chief Executive Officer of the Bank for successive one year periods unless the agreement is terminated by either the Bank of Mr. Field for not less than 90 days written notice. Mr. Field's annual base compensation under the agreement is $345,000, which amount may be adjusted by the directors of the Company on an annual basis. Mr. Field is also entitled to participate in the Company's employee benefit plans, including the retirement plans and group life and disability insurance plans. The Bank also pays the premium on two separate life insurance and disability policies for Mr. Field and pays Mr. Field an automobile allowance.

Severance Pay Agreements

   Prior to the Merger, Avondale had a change in control severance agreement with Howard A. Jaffe, Vice President of Avondale and Executive Vice President of Avondale Bank, under which he was entitled to severance pay equal to 200% of his base amount and 200% of his average annual bonus amount for the past two years and health benefits for 24 months following termination of employment following a change in control of the Company (as defined in the Agreement). Effective with the Merger, Mr. Jaffe entered into a new change in control severance agreement with the Bank under which he forfeited any rights under his past agreement and became entitled to 200% of his base amount as defined in Section 280G of the Internal Revenue Code, as amended, and continued health benefits for 24 months following termination of his employment if his employment is terminated by the Bank (including a material diminution of his duties) within 12 months after the merger or after a later change in control (as defined in the Agreement) of the Company or the Bank.

   Effective with the Merger, Thomas D. Panos, and three other officers of the Bank, entered into change in control severance agreements with the Bank under which each officer will be entitled to 100% of their base amount as defined in
Section 280G of the Internal Revenue Code, as amended, and continued health benefits for 12 months following termination of his/her employment if his/her employment is terminated by the Bank (including a material diminution of his/her duties) after a change in control (as defined in the Agreement) of the Company or the Bank.

   Each severance pay agreement has an initial term of three years and shall be extended by the Board of Directors for a period of one year beginning on the first anniversary of the agreement, and on each anniversary date thereafter upon approval by the Board of Directors.

   Copies of Mr. Feiger's, Mr. Engelman's and Mr. Field's employment agreement, along with a copy of Mr. Jaffe's and the other severance pay agreements are included in this Proxy Statement in Appendix "A".

Compensation Policy Committee Report on Executive Compensation

   Each of the Company and the Bank has a Compensation Policy Committee consisting of the same individuals, all of whom are directors of both the Company and the Bank. Thus, when these individuals meet to consider compensation matters, the meeting is deemed to be a joint meeting of both committees and compensation matters affecting officers and employees of both the Company and the Bank are considered. References hereinafter made to the Compensation Policy Committee shall mean the collective committees of the Company and the Bank.

   Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. In fulfillment of this requirement, the Compensation Policy Committee, at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this Proxy Statement.

   General. The Board of Directors of the Company and of the Bank have delegated to the Compensation Policy Committee the responsibility and authority to oversee the general compensation policies of the Company and the Bank, to establish compensation plans and specific compensation levels for executive officers, and to review the recommendations of management for compensation and benefits for other officers and employees of the Company and the Bank. The Compensation Policy Committee is composed solely of independent outside directors. Non-employee directors who are not members of the Compensation Policy Committee also participate in executive compensation decisions by way of review, discussion and ratification of Compensation Policy Committee recommendations.

   The Compensation Policy Committee has adopted an executive compensation program designed to: (i) offer competitive compensation packages in order to attract, motivate, retain and reward those key executive officers who are crucial to the long-term success of the Company and the Bank; (ii) establish a direct link between executive compensation and annual and long-term performance of the Company and the Bank; and (iii) encourage decision-making that maximizes long-term shareholder value. The Compensation Policy Committee's primary compensation objective is to ensure that such compensation be tied to the achievement of both short term and longer term goals and objectives established in conjunction with the Company's annual planning process, and to ensure that a significant portion of total compensation is at risk for those executive officers who have significant control over and responsibility for the direction and performance of the Company and the Bank.

   The Compensation Policy Committee followed the guidelines listed below in establishing the Compensation Program for Executive Officers of the Company for 1999. Essentially similar guidelines were also followed by the compensation policy committees of each of Avondale and Coal City for 1998.

   Executive Compensation Policy. The compensation package provided to the executive officers of the Company and the Bank is composed principally of base salary, an annual incentive bonus and awards under the Company's equity based plans. Executive officers also participate in other benefit plans available to all eligible employees.

   Base Salary. It is the policy of the Compensation Policy Committee to annually review executive compensation packages, including base salaries paid or proposed to be paid, with compensation packages and base salaries offered by other financial institutions with total assets, loan origination and performance results comparable to those of the Company and the Bank, as well as to compare the complexities of the positions under consideration with similar jobs in other financial institutions regardless of size. This information is primarily derived from third party sources and company proxy statements that provide compensation data and analysis from other publicly held companies. Specific factors considered include the level of responsibility delegated to a particular officer, the complexity of the job being evaluated, the position's impact on both short term and long term corporate goals and objectives, the expertise and skill level of the individual under consideration, the degree to which the officer has achieved his management objectives for the plan year, his ability to attract highly skilled individuals to the Company and the Bank and the officer's overall performance in managing his area of responsibility. The Compensation Policy Committee's decisions are discretionary and no quantifiable formula or weighting of the above-mentioned factors are utilized in the decision making process.

   Incentive Bonus Awards. The annual incentive bonus is designed to provide that a substantial portion of each executive officer's total compensation remains variable. The purpose of the incentive plan is to more closely align executive performance to the annual and long-term financial and operating performance of the Company and the Bank, and to reward officers for the achievement of certain specified goals and objectives. Officers are classified into groups, based on their relative position in the Company and/or Bank, with annual target bonuses (as a percentage of base salary) as recommended by the Chief Executive Officer (other than his own) and agreed upon by the Compensation Policy Committee. An annual incentive bonus pool is established if specific financial, operational and business goals, determined at the beginning of each fiscal year, are achieved; and if certain safety and soundness standards are maintained. Individual bonus awards can range from 0% to 150% of a person's target goal depending on actual results compared to target results, as well as the officer's individual accomplishments vs. individual goals and objectives. Bonuses are subject to fluctuation from year to year, and the Committee's decisions are subjective and no specific formula is utilized. The Compensation Policy Committee determines the Chief Executive Officer's incentive bonus.

   Benefit Plans. The Compensation Policy Committee's policy with respect to employee benefit plans is to provide competitive benefits to employees of the Company and the Bank, including executive officers. Additionally, the Omnibus Incentive Plan will provide employees, including executive officers, with an additional equity-based incentive to maximize long-term shareholder value. The Compensation Policy Committee believes that a competitive employee benefit package is essential to achieving the goals of attracting and retaining highly qualified employees.

   Chief Executive Officer of Avondale. The base salary paid to Robert S. Engelman, Jr., Chief Executive Officer of Avondale, for 1998 was $300,000, the same base compensation as was paid in 1997. In examining the base compensation of other executives among peer institutions, the Compensation Policy Committee felt the compensation level was proper and consistent with other peer institutions.

   The Compensation Policy Committee determined that the Chief Executive Officer's target incentive bonus should be maintained at a range between 40%- 70% of base salary. This decision was based on the Committee's annual review of third party data as discussed above, and on the completion of Avondale's 1998 target goals and objectives, among which included the successful identification of a merger partner, including the completion of such transaction which required the disposition of Avondale's national mortgage origination business (thereby saving the Company considerable expense). The Compensation Policy Committee also considered other factors relating to the performance of Avondale including (i) the successful completion of Avondale Bank's asset-backed securitizations, (ii) goals relating to fee income, loan volume, asset quality, Community Reinvestment Act compliance and the improvement in Avondale Bank's infrastructure. Based on Avondale's performance in 1998, the Compensation Policy Committee determined that the Chief Executive Officer exceeded the short and longer term criteria established in the Business Plan and as described above and therefore, approved a bonus payment in the amount of $210,000 (70%) for 1998.

   The Board of Directors of Avondale in 1996 approved a Supplemental Executive Retirement Plan ("SERP") for the benefit of the Chief Executive Officer. The SERP provides for retirement income for the Chief Executive Officer upon his normal retirement from Avondale. The Company accrued $405,000, $240,000 and $120,000 in 1998, 1997 and 1996, respectively, to fund the annuity required for the SERP.

                                          Arthur L. Knight, Jr.
                                          Chairman of the Compensation Policy
                                           Committee

                                          Jameson A. Baxter
                                          Robert A. Wislow

   Chief Executive Officer of Coal City. Alfred Feiger was the Chief Executive Officer of Coal City. He did not receive any compensation from Coal City or its subsidiaries for at least the past three years.

   The base salary paid to Mr. Mitchell Feiger, the President of Coal City, for 1998 was $251,000 representing a 5% increase from the base compensation paid during the previous year. Coal City was a privately-held financial institution, and the Compensation Policy Committee of Coal City felt the compensation level was proper, however the amount is below the median of other comparable-sized public financial institutions.

   The Compensation Policy Committee determined Mr. Mitchell Feiger's target incentive bonus to be in the amount of $50,000. This decision was based on the Committee's annual review of the completion of Coal City's and Manufacturers Bank's 1998 target goals and objectives. The Compensation Policy Committee considered other factors relating to the performance of Coal City and Manufacturers Bank including (i) profitabilty goals, (ii) goals relating to loan volume, asset quality, fee income, expense containment, Community Reinvestment Act compliance and the improvement in the Bank's infrastructure. Additionally, the Committee took into consideration the long-term objectives of Coal City which includes identifying potential acquisition opportunities. The successful negotiation and merger with Avondale met and exceeded the objective of Coal City. Based on successful performance in 1998, the Compensation Policy Committee determined that the Chief Executive Officer receive a bonus payment in the amount of $50,000.

                                          The Board of Directors of Coal City
                                           Corporation:

                                          Thomas F. Carey    Alfred Feiger
                                          Richard I. Gilford Lawrence E.
                                          David L. Husman    Gilford
                                                             Clarence Mann

                                          Mitchell Feiger and Burton Field,
                                          Directors who are also Executive
                                          Officers of the Company and/or the
                                          Bank, were not present and did not
                                          participate in the discussions or
                                          vote regarding the compensation of
                                          the Executive Officers who also
                                          serve as Directors.

Stock Performance Presentation

   The following line graph shows a comparison of the cumulative returns for the Company, the Nasdaq Market Value Index and an index of peer corporations selected by the Company, since April 4, 1995, the date the Common Stock began trading on The Nasdaq Stock Market. The information assumes that $100 was invested in the Common Stock and each index on April 4, 1995, and that all dividends are reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                           AMONG MB FINANCIAL, INC.,
                   PEER GROUP INDEX AND NASDAQ MARKET INDEX

                             [GRAPH APPEARS HERE]


Measurement Period                                           NASDAQ MARKET
(Fiscal Year Covered)        MB FINANCIAL INC   PEER GROUP   INDEX
-------------------          ----------------   ----------   -------------
4/95                        $100.00             $100.00      $100.00
12/95                       $126.09             $138.89      $120.91
12/96                       $148.91             $167.79      $150.25
12/97                       $141.30             $138.26      $183.79
12/98                       $134.78             $ 65.13      $269.22

                    ASSUMES $100 INVESTED ON APRIL 3, 1995
                         ASSUMES DIVIDENDS REINVESTED
                     FISCAL YEAR ENDING DECEMBER 31, 1998

   In that Avondale was a savings bank holding company, its peer group included the following Illinois thrift institution holding companies and nationwide specialty finance companies offering similar loan products to that of Avondale: Thrift Institutions: Alliance Bancorp, Calumet Bancorp, Fidelity Bancorp, Kankakee Bancorp, MAF Bancorp, and Westco Bancorp; Specialty Finance
Companies: Aames Financial Corp., Cityscape Finanical Corp., Delta Financial Corp., First Alliance Corp., IMC Mortgage Company, Litchfield Financial Corp., Mego Mortgage Corp., and United Companies Financial Corp.

Certain Transactions

   Directors and officers of the Company and their affiliates were customers of and have had transactions with Manufacturers Bank, Avondale Bank and the Bank, as the case may be. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loans, transactions in repurchase agreements and certificates of deposit and depository relationships were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

   The Bank has entered into an agreement with US Equities (Robert Wislow, Director of the Company, is Chairman of the Board of US Equities) to provide facilities management services for the Bank's office locations. The agreement is on the same terms and conditions and in the same amount as other businesses which offer this service.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   McGladrey & Pullen, LLP ("McGladrey"), the independent certified public accountants for Coal City and its subsidiaries in 1998, have been selected by the Board of Directors to continue to serve the Company in that capacity for 1999. Representatives of McGladrey are expected to be present at the Meeting and can make a statement should they desire to do so and will be available to respond to appropriate questions from stockholders.

   McGladrey continues to perform audit and professional services for and on behalf of the Company. During 1998, audit services included examination of the consolidated financial statements of Coal City, examination of the financial statements of subsidiaries of Coal City and a review of certain filings with the Securities and Exchange Commission and other regulatory agencies connected with the Merger. McGladrey's unqualified opinion of the consolidated financial statements, along with the consolidated financial statements of Coal City, are enclosed in the mailing of this Proxy Statement.

   Arthur Andersen, LLP ("Andersen") served as the independent certified public accountant for Avondale and its subsidiaries in 1998. During 1998, audit services included examination of the consolidated financial statements of Avondale, examination of the financial statements of subsidiaries of Avondale and a review of the filings with the Securities and Exchange Commission and other regulatory agencies. Andersen's unqualified opinion of the consolidated financial statements, along with the consolidated financial statements are included in Avondale's Annual Report as filed with the Securities and Exchange Commission on Form 10-K, and are enclosed in the mailing of this Proxy Statement.

                             STOCKHOLDER PROPOSALS

   In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Company prior to January 12, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 as amended.

                                 OTHER MATTERS

   The Board of Directors is not aware of any business to be properly presented at the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

   The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained
D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $3,500, plus reasonable out-of-pocket expenses. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

                        [Signature of Mitchell Feiger]

Mitchell Feiger
President and Chief Executive Officer

Chicago, Illinois
April 5, 1999

                                   APPENDIX A

                    EMPLOYMENT AND SEVERANCE PAY AGREEMENTS

                        M. FEIGER EMPLOYMENT AGREEMENT

   This Agreement (the "Agreement") is made and entered into as of this 26th day of February, 1999, by and between Avondale Financial Corp. ("Avondale") and Mitchell Feiger (the "Employee").

   Whereas, pursuant to certain agreements, Coal City Corporation (the "Company") shall merge (the "Holding Company Merger") into or combine with Avondale, which shall be the surviving corporation of the Holding Company Merger (the "Surviving Corporation"), and Avondale's wholly-owned subsidiary, Avondale Federal Savings Bank shall merge (the "Bank Merger") into Manufacturers Bank (the "Bank"), the Company's wholly-owned subsidiary, which shall be the resulting bank of the Bank Merger;

   Whereas, the Employee shall serve after the Holding Company Merger as the President and Chief Executive Officer of the Surviving Corporation and after the Bank Merger as the Chairman of the Bank;

   Whereas, the board of directors of Avondale (the "Board of Directors") believes it is in the best interests of Avondale and its subsidiaries for Avondale to enter into this Agreement with the Employee in order to assure continuity of management of the Surviving Corporation and its subsidiaries;

   Whereas, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

   Now Therefore, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

   1. Definitions.

   (a) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Surviving Corporation or the Bank within the meaning of the Bank Holding Company Act of 1956, as amended and 12 C.F.R.
Part 225 (or any successor statute or regulation) or (ii) requires the filing of a notice with the Federal Deposit Insurance Corporation under 12 U.S.C.
(S)1817(j) and 12 C.F.R. Part 303 (or any successor statute or regulation);
(2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than an event at the completion of which the stockholders of the Surviving Corporation hold more than 40% of the outstanding stock of the resulting entity; (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Surviving Corporation or the Bank representing 25% or more of the combined voting power of the Surviving Corporation's or the Bank's outstanding securities, except by reason of the Holding Company Merger; (4) individuals who are members of the Board of Directors of the Surviving Corporation immediately following consummation of the Holding Company Merger (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequently whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Surviving Corporation's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (5) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Surviving Corporation or a similar transaction in which the Surviving Corporation is not the resulting entity, other than an event at the completion of which the stockholders of the Surviving Corporation hold more than 40% of the outstanding stock of the resulting entity; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Surviving Corporation.

   (b) The term "Date of Termination" means the date upon which the Employee's employment with the Surviving Corporation or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement,

   (c) The term "Effective Date" means the date on which the Holding Company Merger is consummated,

   (d) The term "Involuntary Termination" means the termination of the employment of Employee (i) by either the Surviving Corporation or the Bank or both without his express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Chicago, Illinois, or within a radius of 35 miles from the location of the Bank's principal office located at 1200 N. Ashland Avenue, Chicago, Illinois, except for reasonable travel on Surviving Corporation or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank and Surviving Corporation-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank and the Surviving Corporation; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Board of Directors (or a board of directors of a successor of the Surviving Corporation) to elect Employee as President and Chief Executive Officer of the Surviving Corporation (or a successor of the Surviving Corporation) or any action by the Board of Directors (or a board of directors of a successor of the Surviving Corporation) removing him from such office, or the failure of the board of directors of the Bank (or any successor of the Bank) to elect him as Chairman of the Bank (or any successor of the Bank) or any action by such board (or board of a successor of the Bank) removing him from such office. The term "Involuntary Termination" does not include Termination for Cause, termination of employment due to death or permanent disability or termination pursuant to Section 7(i) of this Agreement, retirement or suspension or temporary or permanent prohibition from participation in the conduct of the Bank's affairs under Section 8 of the Federal Deposit Insurance Act.

   (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Employee with either the Surviving Corporation or the Bank, as the case may be, because of the Employee's willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act in bad faith and without a reasonable belief that his action or failure to act was in the best interest of the Surviving Corporation or the Bank. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

   (f) The term "Voluntary Termination" shall mean termination of employment by the Employee voluntarily as set forth in Section 7(e) of this Agreement.

   2. Term. The term of this Agreement shall be a period of three years commencing on the Effective Date, subject to earlier termination as provided herein. Beginning on the first day of this Agreement, and on each day thereafter, the term of this Agreement shall be extended for a period of one day in addition to the then-remaining term, provided that the Surviving Corporation has not given 90 days prior written notice that the extensions will cease.

   3. Employment. The Employee is employed as the President and Chief Executive Officer of the Surviving Corporation and as the Chairman of the Bank. As such, the Employee shall have supervision and control over strategic planning and daily operations of the Surviving Corporation and the Bank, shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors or the board of directors of the Bank may prescribe from time to time consistent with services performed by similarly situated executives and consistent with the terms of this Agreement. The Employee shall also render services to any subsidiary or subsidiaries of the Surviving Corporation or the Bank as requested by the Surviving Corporation or the Bank from time to time consistent with his executive position and with the terms of this Agreement. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Surviving Corporation and the Bank to the extent necessary to discharge his responsibilities hereunder. The Employee may (i) serve on charitable boards or committees at the Employee's discretion without consent of either the Board of Directors or the board of directors of the Bank and, in addition, on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors, and
(ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

   4. Cash Compensation.

   (a) Salary. The Surviving Corporation agrees to pay the Employee during the term of this Agreement a base salary (the "Company Salary") the annualized amount of which shall be not less than $325,000. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Company Salary shall be increased (but under no circumstances may the Company Salary be decreased) from time to time in accordance with the amounts of salary approved by the Board of Directors after the Effective Date. In order to effectuate the purpose of the preceding sentence, the amount of the Company Salary shall be reviewed by the Board of Directors at least every three (3) years during the term of this Agreement. If and to the extent that any of the Consolidated Subsidiaries pay salary or other amounts or provide benefits to the Employee that the Surviving Corporation is obligated to pay or to provide to the Employee under this Agreement, the Surviving Corporation's obligations to the Employee shall be reduced accordingly.

   (b) Bonuses. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Surviving Corporation and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers of the Surviving Corporation and by the board of directors of the Bank for executive officers of the Bank.

   (c) Expenses. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Surviving Corporation and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

   5. Benefits.

   (a) Participation in Benefit Plans. The Employee shall be entitled to participate, to the same extent as executive officers of the Surviving Corporation and the Bank generally, in all plans of the Surviving Corporation and the Bank relating to pension, retirement thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, retirement or employee benefits or combination thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Surviving Corporation's or the Bank's executive officers are eligible or become eligible to participate.

   (b) Fringe Benefits. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Surviving Corporation's or the Bank's executive officers, including but not limited to supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services. Without limiting the generality of the foregoing, the Surviving Corporation and the Bank agree to pay for Employee's membership dues and related expenses in Twin Orchard Country Club (Long

Grove, Illinois), the Standard Club, and expenses for an automobile provided to Employee by the Surviving Corporation and the Bank commensurate with similarly situated officers of the Surviving Corporation and the Bank.

   6. Vacations; Leave. The Employee shall be entitled (i) to annual paid vacation in accordance with the policies established by the Board of Directors and the board of directors of the Bank for executive officers, and (ii) to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

   7. Termination of Employment.

   (a) Involuntary Termination. If the Employee experiences an Involuntary Termination, such termination of employment shall be subject to the Surviving Corporation's obligations under this Section 7. In the event of the Involuntary Termination of the Employee, if the Employee has offered to continue to provide services as contemplated by this Agreement and such offer has been declined, then, subject to Section 7(b) of this Agreement, the Surviving Corporation shall, as liquidated damages (i) during the remaining term of this Agreement, pay to the Employee monthly one-twelfth of the Company Salary at the annual rate in effect immediately prior to the Date of Termination and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Employee, based on the average amounts of such compensation earned by the Employee for the two full fiscal years preceding the Date of Termination (or if the Date of Termination occurs before one full fiscal year has elapsed since the Effective Date, the amount of $162,500, or if one but not two full fiscal years have elapsed since the Effective Date, the amount of cash bonus and cash incentive compensation earned by the Employee for such one fiscal year); (ii) provide the benefits set forth in Section 7(f) of this Agreement on the terms set forth therein;
(iii) if the Employee is the record or beneficial owner of any options relating to the stock of the Surviving Corporation as of the Date of Termination, then notwithstanding the provisions of any other agreements or documents relating to such options, such options shall be deemed to be fully vested on the Date of Termination and shall be exercisable for a period of not less than 90 days from the Date of Termination; and (iv) if the Employee is not fully vested under any other benefit plan or arrangement in which he is a participant as of the Date of Termination (except for any "employee pension plan" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, including any "multiemployer plan" as defined in
Section 3(37) of such Act), shall deem the Employee to be fully vested therein and the Surviving Corporation shall guarantee that he shall receive benefits thereunder accordingly.

   (b) Mitigation of the Surviving Corporation's Obligations Under Section
7(a).

   (1) In the event that the Employee becomes entitled to liquidated damages pursuant to Section 7(a), (i) the Surviving Corporation's obligation under clause (i) of Section 7(a) with respect to cash damages shall be reduced by the amount of the Employee's cash income, if any, earned from providing services other than to the Surviving Corporation (or any successor) or the Consolidated Subsidiaries during the remaining term of this Agreement; and
(ii) if the Employee receives benefits under a supplemental retirement plan pursuant to clause (iv) of Section 7(a), the Surviving Corporation's obligation under clause (iii) of Section 7(a) shall be reduced to the extent, if any, that the Employee receives benefits under a supplemental retirement plan of an employer other than the Surviving Corporation (or any successor) or the Consolidated Subsidiaries. For purposes of this Section 7(b), the term "cash income" shall include amounts of salary, wages, bonuses, incentive compensation and fees paid to the Employee in cash but shall not include shares of stock, stock options, stock appreciation rights or other earned income not paid to the Employee in cash.

   (2) The Employee agrees that in the event he becomes entitled to liquidated damages pursuant to Section 7(a), throughout the period during which he is so entitled, he shall promptly inform the Surviving Corporation of the nature and amounts of cash income and other non-cash income and benefits which he earns from providing services other than to the Surviving Corporation (or any successor) or the Consolidated Subsidiaries, and shall provide such documentation of such cash and non-cash income and benefits as the Surviving Corporation may request. In the event of changes to such cash and non-cash income and benefits from time to time, the Employee shall inform the Surviving Corporation of such changes, in each case within 15 days after the change occurs, and shall provide such documentation concerning the change as the Surviving Corporation may request.

   (c) Change in Control. In the event that within the 18 months following a Change in Control the Employee exercises his right to Voluntary Termination or experiences an Involuntary Termination, in addition to the Surviving Corporation's obligations under Section 7(a) of this Agreement, the Surviving Corporation shall pay to the Employee in cash, within 25 days after the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), reduced (not less than zero) by the present value of payments to be made under clause (i) of Section 7(a) of this Agreement. For this purpose, present value shall be determined as present value of a payment is determined under Section 280G of the Code. Notwithstanding any other provision of this Agreement, if the payment under this Section 7(c), together with any other amounts and the value of benefits received or to be received by the Employee in connection with the Change in Control would cause any amount to be nondeductible by the Surviving Corporation (or any successor) for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then the payment under this Section 7(c) shall be further reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

   (d) Termination for Cause. In the event of Termination for Cause, the Surviving Corporation shall have no further obligation to the Employee under this Agreement after the Date of Termination except as set forth in Section 7(f) hereof.

   (e) Voluntary Termination. The Employee may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. Except as may be provided in Sections 7(c) and 7(f) of this Agreement, in the event that the Employee voluntarily terminates his employment other than by reason of any of the actions that constitute Involuntary Termination under
Section 7(b) of this Agreement ("Voluntary Termination"), the Surviving Corporation shall be obligated to the Employee for the amount of his Company Salary and benefits only through the Date of Termination, at the time such payments are due (accrued vacation shall be payable within seven days after the Date of Termination), and the Surviving Corporation shall have no further obligation to the Employee under this Agreement except a final annual bonus in an amount consistent with the Surviving Corporation's and the Bank's year-end bonus practices, provided that the Board of Directors shall determine the amount of such bonus in good faith at the time of the Employee's termination, taking into consideration the portion of the year elapsed prior to termination, and the Surviving Corporation shall pay such bonus in cash on the Date of Termination.

   (f) Health Benefits. Notwithstanding any other provision of this Agreement, upon cessation of the Employee's service as an employee of the Surviving Corporation (or any successor) or the Consolidated Subsidiaries for any reason other than death, the Surviving Corporation (or any successor, directly or through its subsidiaries) shall provide or make available to the Employee thereafter during the lifetime of the Employee the same health insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance, as he would have been eligible for if he had continued to serve as an executive officer of the Surviving Corporation (or any successor), for the benefit of himself and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had continued to serve as an executive officer of the Surviving Corporation (or any successor), on terms as favorable to the Employee as to other executive officers of the Surviving Corporation (or any successor) from time to time, including amounts of coverage and deductibles, which shall be at the Surviving Corporation's cost during the remaining term of this Agreement and at Employee's cost at any other time; provided that the Surviving Corporation's obligations under this Section 7(f) shall be reduced to the extent that, and so long as, the Employee receives such benefits on no less favorable terms from another employer. Surviving Corporation's obligation under this Section 7(f) shall survive the term of this Agreement.

   (g) Death. In the event of the death of Employee during the term of this Agreement and prior to any termination of employment, the Surviving Corporation shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the Company Salary which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died.

   (h) Disability. If the Employee becomes entitled to benefits under the terms of the then-current disability plan, if any, of the Surviving Corporation or the Bank (a "Disability Plan"), he shall be entitled to receive such group and other disability benefits, if any, as are then provided by the Surviving Corporation or the Bank for executive employees. In the event of such disability, this Agreement shall not be suspended, except that (i) the Surviving Corporation's obligation to pay the Company Salary to the Employee shall be reduced in accordance with the amount of disability income benefits received by the Employee, if any, pursuant to this Section 7(h) such that, on an after-tax basis, the Employee shall realize from the sum of disability income benefits and Company Salary the same amount as he would realize on an after-tax basis from Company Salary if the Surviving Corporation's obligation to pay salary were not reduced pursuant to this Section 7(h); and (ii) upon a resolution adopted by a majority of the disinterested members of the Board of Directors, the Surviving Corporation may discontinue payment of the Company Salary beginning six months following a determination that the Employee has become entitled to benefits under a Disability Plan or otherwise unable to fulfill his duties under this Agreement. In addition to, and not in substitution of, the foregoing, following the Holding Company Merger and the Bank Merger, the Surviving Corporation shall continue or cause to be continued any and all Company or Bank-paid personal disability policies covering Employee in existence as of the Effective Date.

   (i) Regulatory Action. Notwithstanding any other provisions of this Agreement, if the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C.
(S) 1818(e)(4) and (g)(1), all obligations of the Surviving Corporation under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

   8. Notice of Termination. Subject to the provisions of Section 1(e) of this Agreement, in the event that the Surviving Corporation or the Bank, or both, desire to terminate the employment of the Employee during the term of this Agreement, the Surviving Corporation or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Surviving Corporation stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Surviving Corporation, stating the date upon which employment shall terminate, which date shall be at least 90 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

   9. Attorneys' Fees. The Surviving Corporation shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Surviving Corporation (or any successor) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Surviving Corporation's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any proceeding initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any proceeding initiated by the Surviving Corporation or the Consolidated Subsidiaries.

   10. No Assignments.

   (a) This Agreement is personal to each of the parties hereto, and neither may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Surviving Corporation and Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Surviving Corporation would be required to perform it if no such succession or assignment had taken place. Failure of the Surviving Corporation to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Surviving Corporation in the same amount and on the same terms as the compensation pursuant to Section 7(a), Section 7(c) and Section 7(f) hereof. For purposes of implementing the provisions of this Section 10, the date on which any such succession becomes effective shall be deemed the Date of Termination.

   (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

   11. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Surviving Corporation at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Surviving Corporation, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Surviving Corporation.

   12. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties.

   13. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provisions shall not affect the validity or enforceability of the other provisions hereof.

   15. Governing Law. This Agreement shall be governed by the laws of the State of Illinois.

   16. Attorney's Fees. Avondale shall be solely responsible for payment of any and all legal fees incurred by Employee in the preparation, negotiation and execution of this Agreement.

   17. Successors to Code Sections. All provisions of this Agreement referring to sections of the U.S.C. (United State Code) or to the Internal Revenue Code shall be deemed to refer to successor code sections in the event of renumbering of code sections.

   In Witness Whereof, the parties have executed this Agreement as of the day and year first above written.

Attest:                                 Avondale Financial Corp.

------------------------------             ------------------------------------
Secretary                               By: Robert S. Engelman, Jr.
                                        Its: President and Chief Executive
                                         Officer

                                        Employee:

                                        ------------------------------------
                                        Mitchell Feiger

                         ENGELMAN EMPLOYMENT AGREEMENT

   This Employment Agreement (the "Agreement") is made and entered into as of
this     day of           , 1998, by and between Avondale Financial Corp. (the
"Company") and Robert S. Engelman, Jr. (the "Employee").

   Whereas, pursuant to an agreement dated the same date as this Agreement, Coal City Corporation ("Coal City") shall merge (the "Holding Company Merger") into the Company, which shall be the resulting corporation of the Holding Company Merger, and the Company's wholly owned subsidiary, Avondale Federal Savings Bank ("Avondale") shall merge (the "Bank Merger") into Coal City's wholly owned subsidiary, Manufacturers Bank (the "Bank"), which shall be the resulting bank of the Bank Merger (the "Definitive Agreement");

   Whereas, prior to the Holding Company Merger and the Bank Merger, the Employee serves as the President and Chief Executive Officer of the Company and of Avondale;

   Whereas, pursuant to Sections 6.2(a) and 6.2(b) of the Definitive Agreement, after such mergers, the Employee shall be a director and Chairman of the board of directors of the Company (the "Board of Directors") but not President or Chief Executive Officer of the Company as the resulting entity of the Holding Company Merger or President and Chief Executive Officer of the Bank as the resulting entity of the Bank Merger;

   Whereas, the Employee has an existing employment agreement with the Company (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement's becoming effective;

   Whereas, the Board of Directors believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries and to obtain for the Company the benefit of the services that the Employee consents in this Agreement to perform and the covenant not to compete provided for herein; and

   Whereas, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

   Now, Therefore, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

   1. Definitions.

   (a) The term "Covenant Period" means the period commencing on the Effective Date and concluding on January 31, 2004.

   (b) The term "Date of Termination" means the date upon which the Employee's employment with the Company ceases, as specified in a notice pursuant to
Section 8 of this Agreement.

   (c) The term "Employment Period" means the period commencing on the consummation of the Holding Company Merger and concluding on the date of the annual meeting of stockholders of the Company in the year 2000.

   (d) The term "Good Reason" means any of the following without the Employee's express written consent: (i) a material diminution of or interference with his duties and responsibilities, compensation or benefits, as set forth in this Agreement, (ii) a requirement that the Employee be based at any place other than Chicago, Illinois, or within a radius of 35 miles from the location of the Company's office as of the date of this Agreement, except for reasonable travel on Company or Bank business; (iii) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company; (iv) the failure of the shareholders of the Company to elect him as a director of the Company; and (v) the failure of the Board of Directors (or a board of directors of a successor of the Company) to elect him as Chairman of the Board of Directors or any action by the Board of Directors (or a board of directors of a successor of the Company) removing him from his position as a director of the Company or as Chairman of the Board of Directors.

   (e) The term "SERP" means the Avondale Federal Savings Bank Supplemental Executive Retirement Plan, including the related Participation Agreement between Avondale and the Employee dated June 10, 1996.

   (f) The term "Termination for Cause" means termination of the employment of the Employee by the Company prior to the expiration of the Employment Period because of the Employee's personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform duties stated in Section 3 of this Agreement, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Termination for Cause shall not occur unless and until there shall have been delivered to the Employee a copy of a resolution stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence, specifying the particulars thereof in detail and duly adopted by the affirmative vote of not less than 75% of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board.

   2. Termination of Prior Employment Agreement. The Prior Employment Agreement shall terminate immediately prior to the consummation of the Holding Company Merger with no obligation to the Employee thereunder on the part of the Company, provided that nothing herein is intended to deprive the Employee of his entitlement to a retirement bonus, which shall be honored under Section 3.10(a) of the Definitive Agreement.

   3. Employment. In addition to the Employee serving as a director of the Company and as Chairman of the Board of Directors as provided in Sections 6.2(a) and 6.2(b) of the Definitive Agreement, the Company shall employ the Employee during the Employment Period to guide its activities in the following areas: (i) integration of the operations of Avondale into the operations of the Bank, (ii) promoting the services offered by the Bank in the market areas of and communities served by Avondale prior to the Effective Date, (iii) marketing to the customers of Avondale, (iv) mergers and acquisitions by the Company and its affiliates, (v) long term strategic planning for the Company and its affiliates, and (vi) such additional matters as may be requested from time to time by the Company. The Employee shall also render similar services to any subsidiary or subsidiaries of the Company as requested by the Board of Directors from time to time. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and its affiliates to the extent necessary to discharge his responsibilities hereunder. During the Employment Period, the Employee may (i) serve on charitable boards or committees and, in addition, on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors, which approval shall not be unreasonably withheld, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

   4. Cash Compensation.

   (a) Salary. The Company agrees to pay the Employee during the Employment Period a salary of $310,000 per year, except as provided in Section 7(b) and
Section 7(c) of this Agreement. Such salary shall be paid no less frequently than the salary payable to the executive officers of the Company generally and shall be subject to customary tax withholding. Such salary shall be payable pro rata for any portion of a year during the Employment Period.

   (b) Bonuses. The Employee shall be entitled to a bonus of $150,000 per year during the Employment Period, except as provided in Section 7(b) and Section 7(c) of this Agreement. Such bonus shall be payable pro rata for any portion of a year during the Employment Period.

   (c) Expenses. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under Section 3 of this Agreement during the Employment Period in accordance with the policies and procedures applicable to the executive officers of the Company generally.

   5. Benefits.

   (a) Participation in Benefit Plans. The Employee shall be entitled to participate during the Employment Period, to the same extent as executive officers of the Company generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof, except as provided in Section 7(b) and
Section 7(c) of this Agreement.

   (b) Fringe Benefits. The Employee shall be eligible to participate during the Employment Period in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's executive officers generally, including but not limited to, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services, but excluding supplemental retirement benefits, except as provided in Section 7(b) and Section 7(c) of this Agreement.

   6. Vacations; Leave. The Employee shall be entitled during the Employment Period (i) to annual paid vacation in accordance with the policies established by the Board of Directors for executive officers, and (ii) to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

   7. Termination of Employment Prior to Expiration of the Employment Period.

   (a) Termination by the Company Other Than For Cause and Termination for Good Reason. In the event that, prior to the expiration of the Employment Period, the Company terminates the employment of the Employee other than Termination for Cause, or the Employee voluntarily terminates his employment for Good Reason, the Company shall continue during the remainder of the Employment Period to pay to the Employee the salary and bonus under Section 4 of this Agreement and to provide benefits to the Employee under Section 5 of this Agreement as if the Employee had continued to be employed.

   (b) Voluntary Termination by the Employee. Notwithstanding any other provision of this Agreement, in the event that prior to the expiration of the Employment Period, the Employee voluntarily terminates his employment other than for Good Reason, the Company shall pay him salary and bonus under Section 4 of this Agreement and provide benefits under Section 5 of this Agreement only through the date on which his employment terminates.

   (c) Termination for Cause. In the event of Termination for Cause, the Company shall pay the Employee salary and bonus under Section 4 of this Agreement and provide benefits under Section 5 of this Agreement only through the date on which his employment terminates.

   (d) Death of the Employee. Notwithstanding any other provision of this Agreement, in the event of the death of the Employee during the Employment Period and prior to any Termination for Cause, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the amount of salary and bonus which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died and shall have no obligation to him or to his estate thereafter under this Agreement.

   (e) Continued Health Benefits. Notwithstanding any other provision of this Agreement, upon cessation of the employment of the Employee for any reason, including expiration of the Employment Period, the Company (or any successor, directly or through its subsidiaries) shall provide to the Employee thereafter during his lifetime the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any), as it provides to the executive officers of the Company (or any successor) from time to time, for the benefit of himself and his dependents and beneficiaries who would have been eligible for such benefits if the Employee were an executive officer of the Company (or any successor), on terms as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as apply to executive officers of the Company (or any successor) from time to time; provided that the Employee shall reimburse the Company for the cost of premiums attributable to such coverage for himself and his dependents and beneficiaries except to the extent, if any, that the Company is obligated to provide such coverage under Section 7(a) of this Agreement.

   (f) Termination of Employment Not to Affect Service as Chairman. Termination of the employment of the Employee for any reason, including expiration of the Employment Period, shall not affect the Employee's right to serve as a director and Chairman of the Board of Directors of the Company as provided in Sections 6.2(a) and 6.2(b) of the Definitive Agreement, and after such termination of employment the Employee shall be entitled to compensation for his service as a director of the Company on the same basis as directors of the Company who are not employees of the Company.

   8. Notice of Termination. In the event that the Company desires to terminate the employment of the Employee prior to the expiration of the Employment Period, the Company shall deliver to the Employee a written notice of termination, specifying the date upon which employment shall terminate. In the event that the Employee desires to terminate his employment voluntarily prior to the expiration of the Employment Period, he shall send a written notice to the Company specifying the date upon which employment shall terminate and whether he has Good Reason to terminate his employment, and, if so, stating the facts and circumstances that constitute Good Reason.

   9. Covenant Not to Compete.

   (a) Covenant. The Employee agrees that during the Covenant Period he shall not, without the prior written consent of the Board of Directors, render services, whether or not compensated, as an employee, independent contractor, director or otherwise, to any depository institution insured by the Federal Deposit Insurance Corporation, or any affiliate of such an institution, with respect to activity in the State of Illinois.

   (b) Compensation for Non-Competition. In consideration of the Employee's covenant in Section 9(a) of this Agreement, after expiration of the Employment Period, the Company shall pay to the Employee $310,000 per year for so long as he lives during the Covenant Period. Such amount shall be payable in regular increments no less frequently than the salary payable to the executive officers of the Company generally. Such amount shall be paid pro rata for any portion of a year during the Covenant Period.

   10. SERP. The Covenant Period shall constitute a period of employment by the Company for purposes of the SERP.

   11. Attorneys' Fees. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or any of its subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company.

   12. No Assignments.

   (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

   (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

   13. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

   14. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

   15. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   17. Governing Law. This Agreement shall be governed by the laws of the State of Illinois.

   18. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

   In Witness Whereof, the parties have executed this Agreement as of the day and year first above written.

   THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                 Avondale Financial Corp.

------------------------------          ------------------------------------
Secretary                               By:
                                        Its:

                                        Employee

                                        ------------------------------------
                                        Robert S. Engelman, Jr.

                          FIELD EMPLOYMENT AGREEMENT

   This Agreement is made and entered into as of this 9th day of November, 1992, by and between Manufacturers Bank, an Illinois state banking association (the "Company"), and Burton J. Field (the "Employee").

                                   Recitals

   The Employee is employed by the Company as its President and Chief Executive Officer. The Company desires to assure the continued services of the Employee, and the Company and the Employee desire to enter into an agreement setting forth the terms and conditions upon which the Company will employ the Employee.

                                   Covenants

   1.0 Employment and Duties

   1.1 Employment. The Company hereby agrees to employ Employee as President and Chief Executive Officer of the Company, and the Employee hereby accepts such employment, all on the terms and subject to the conditions set forth in this Agreement. The Employee hereby agrees to perform in good faith and to the best of the Employee's ability all services which may be required of the Employee hereunder and which are consistent with services which are typically performed by like officers of like corporations.

   1.2 Duties and responsibilities. It is intended that at all times during the term of this Agreement, the Employee shall serve as President and Chief Executive Officer of the Company. In accordance with said position, he shall have responsibilities, duties and authorities appropriate to such position. The Employee shall report to the board of directors of the Company, and shall perform all of his duties in accordance with such reasonable directions, requests, rules and regulations as are made by the board of directors in connection with his employment.

   1.3 Commitment of time. Throughout the term of this Agreement, the Employee shall devote his full working time to the business and affairs of the Company consistent with his senior executive position with the Company, except for vacations permitted by Section 3.4 hereof, and except for illness or incapacity, but nothing in this Agreement shall preclude the Employee from devoting reasonable periods required for serving as a director or member of an advisory committee of any organization involving no conflict of interest with the interests of the Company, from engaging in charitable and community activities, and from managing his personal investments, provided that such activities do not interfere with the performance of his duties under this Agreement.

   2.0 Term of Agreement. The term of this Agreement shall be for a period of three years beginning on the date of the closing of the transactions contemplated by a stock purchase agreement dated March 30, 1992 among Coal City Corporation, Manufacturers National Corporation, the Company and certain shareholders of Manufacturers National Corporation ("Initial Term") and shall continue thereafter for successive one-year periods (each a "Renewal Term") unless terminated by either the Company or the Employee at the end of the Initial Term or any Renewal Term upon not less than 90 days' prior written notice or unless otherwise terminated pursuant to the provisions of Section
5.1 through 5.5 hereof. Notwithstanding any such termination of this Agreement, the Employee shall remain bound by the provisions of Section 4.1 hereof to the extent provided in that Section.

   3.0 Compensation and Other Benefits

   3.1 Base compensation. As base compensation for the Employee's services hereunder during the term of this Agreement, the Company shall pay the Employee the sum of $320,000 per year. Such base compensation may be increased at any time or from time to time by the board of directors of the Company but it may not be decreased during the term of this Agreement. The base compensation payable hereunder shall be paid in equal semi-monthly installments.

   3.2 Withholding taxes. The Company shall be entitled to deduct and withhold from the compensation payable to the Employee during the term of this Agreement any and all amounts required by law to be deducted or withheld by the Company.

   3.3 Other benefits. During the term of this Agreement, the Employee shall be entitled to receive the following additional benefits:

     (a) participation in Manufacturers Bank Employees' Pension Trust Agreement and Manufacturers Bank Restated Employees' Deferred Profit Sharing Trust, as they exist on the date hereof (the "Qualified Plans"), provided, however, that the company may modify the Qualified Plans or adopt other tax-qualified plans to replace the Qualified Plans if the level of benefits conferred upon the Employee by such modified or replacement plans is not less than the level of benefits conferred upon him by the Qualified Plans;

     (b) participation in the Manufacturers Bank Supplemental Retirement Plan as it exists on the date hereof (the "Supplemental Retirement Plan"), provided, however, that the Company may modify the Supplemental Retirement Plan or adopt another nonqualified plan to provide supplemental retirement income in place of the Supplemental Retirement Plan if the level of benefits conferred upon the Employee by such modified or replacement plan is not less than the level of benefits conferred upon him by the Supplemental Retirement Plan;

     (c) participation in the Company's group life insurance, medical insurance and disability insurance plans as they exist on the date hereof (the "Group Insurance Plans"), provided, however, that the Company may modify the Group Insurance Plans or adopt other insurance plans to replace the Group Insurance Plans if the level of benefits conferred upon the Employee by such modified or replacement plans is not less than the level of benefits conferred upon him by the Group Insurance Plans;

     (d) payment of premiums on the following life insurance policies: The Guardian Life Insurance Company of America Policy Number 2932634 ($180,000 face amount) and The Guardian Life Insurance Company of America Policy Number 2880468 ($180,000 face amount);

     (e) payment of premiums on the following disability insurance policies:
  The Guardian Life Insurance Company of America Disability Policy No. G-441671 and The Guardian Life Insurance Company of America Disability Policy No. G-418069; and

     (f) an automobile allowance of $700 per month plus comprehensive automobile insurance covering Employee's automobile.

   3.4 Vacation. The Employee shall have the right during each one-year period during the term of this Agreement to take an aggregate of four weeks of vacation, with pay, at such times as are mutually convenient to him and to the Company. The Employee shall have the right to accumulate his vacation from one period to the next period with the consent of the board of directors of the Company.

   3.5 Reimbursement of expenses. The Company shall reimburse the Employee for all reasonable business expenses, including travel expenses, actually incurred or paid by him in the performance of services pursuant to this Agreement. Such expenses shall be supported by such statements, vouchers, receipts and other information as may be reasonably required by the Company.

   4.0 Agreement Not to Compete

   4.1 Agreement not to compete. (a) The Employee acknowledges that his services are special and unique, and of an unusual and extraordinary character which gives them peculiar value, the loss of which cannot adequately be compensated in damages. Therefore, the Employee agrees that he will not, except with the written consent of the Company, be employed by or be a director of any financial institution during the Noncompete Term, anywhere within a 90-mile radius of the Company's current offices.

   (b) For purposes of this Agreement, the term "Noncompete Term" means the period commencing on the date hereof and continuing until the second anniversary of the date of termination of this Agreement, provided, however, that:

     (i) In the event this Agreement is terminated by the Company pursuant to
  Section 2.0 at the end of the Initial Term or at the end of a Renewal Term ending on the fourth or fifth anniversary of the date hereof, the Noncompete Term shall end on the first anniversary of the date of such termination;

     (ii) in the event this Agreement is terminated by the Company pursuant to Section 2.0 at the end of the Renewal Term ending on the sixth anniversary of the date hereof, the Noncompete Term shall end six months after the first anniversary of the date of such termination;

     (iii) in the event this Agreement is terminated by the Company other than pursuant to Section 2.0 or other than for Good Cause, or in the event this Agreement is terminated by the Employee for Good Reason, the Noncompete Term shall end on the date of such termination; and

     (iv) notwithstanding any other provision of this Section 4.1(b), in the event this Agreement is terminated by the Company at any time after a Change of Control other than for Good Cause, the Noncompete Term shall end on the date of such termination.

   (c) For purposes of this Agreement, a "Change of Control" shall mean the occurrence of any of the following events:

     (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes a "beneficial owner" (as defined in Rule 13d-3 under said Act) of securities of any of the Company, Manufacturers National Corporation or Coal City Corporation (each a "Subject Company") representing 50% or more of the total voting power represented by such Subject Company's then outstanding voting securities;

     (ii) There is a sale or exchange of all or substantially all of the assets of any Subject Company, or a merger or consolidation of any Subject Company with or into any corporation or other entity (other than a merger or consolidation solely with or into one or both other Subject Companies), except for a merger or consolidation in which the persons who are shareholders of such Subject Company immediately prior to such transaction continue to own immediately after the transaction voting securities representing more than 50% of the total voting power represented by the voting securities of the surviving corporation of such merger or consolidation then outstanding;

     (iii) There is an exchange of shares of any Subject Company for shares or other securities of any corporation or other entity (other than any other Subject Company), except for a transaction in which the persons who are shareholders of such Subject Company immediately prior to such transaction continue to own immediately after the transaction voting securities representing more than 50% of the total voting power represented by the voting securities of the Company then outstanding; or

     (iv) The election to a majority of the directorships of any of the Subject Companies of directors whose election was not proposed or recommended by a majority of the persons who are directors of such Subject Company immediately prior to such election.

   (d) If any provision of this Section 4.1, as applied to any party or to any circumstances, is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision of this Section or any other part of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement. If any such provision, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination will have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form such provision will then be enforceable and will be enforced. Upon breach of any provision of this Section 4.1, the Company will be entitled to injunctive relief, since the remedy at law would be inadequate and insufficient. In addition, the Company will be entitled to such damages as it can show it has sustained by reason of such breach.

   5.0 Termination of Employment

   5.1 Termination in the event of death. This Agreement shall terminate in the event of the Employee's death. In the event of such termination, the Company shall pay to the Employee's designated beneficiary (or to his estate, if no such beneficiary has been designated) an amount equal to the base compensation provided for in Section 3.1 for a period of 30 days following the date of death.

   5.2 Termination in the event of Disability. The Company shall have the right to terminate this Agreement in the event of the Employee's Disability. In the event of such termination Employee shall be entitled to receive the benefits provided to employees in such circumstances under the Qualified Plans and the Supplemental Retirement Plan. In addition, Employee shall be entitled to continue to receive the benefits provided for under paragraphs (c), (d), and (e) of section 3.3 until he reaches age 65. For purposes of this Agreement, the term "Disability" shall mean the Employee's permanent physical or mental disability so as to render him incapable of carrying out his essential duties under this Agreement, which disability has continued for a period of 180 consecutive days, or for 240 or more days during any 365 consecutive day period, in each case commencing on the date of a written determination of disability. A determination of disability must be issued by the Company and must be certified by a qualified medical doctor agreed to by the Company and the Employee or, in the event of the Employee's incapacity to designate a doctor, the Employee's legal representative. In the absence of agreement between the Company and the Employee (or his legal representative), each party shall nominate a qualified medical doctor and the two doctors shall select a third doctor who shall certify the determination as to disability. The Employee shall not be deemed "disabled" for this purpose if the doctor certifying the determination as to disability issues a written statement that such disability has ended prior to the expiration of the relevant time period referred to in the fourth sentence of this Section 5.2.

   5.3 Termination for Good Cause. The Company shall have the right to terminate this Agreement for Good Cause. In the event of such termination the Company shall have no further liability to the Employee under this Agreement except for the obligation to pay to the Employee his base compensation accrued but unpaid as of the date of such termination. For purposes of this Agreement the term "Good Cause" shall mean (i) the Employee's conviction of a felony,
(ii) the Employee's commission of a willful serious act, such as embezzlement, against the Company intended to enrich the Employee at the expense of the Company, (iii) grossly negligent acts or omissions of the Employee resulting in material harm to the Company, or (iv) the Employee's refusal to carry out the reasonable directions of the board of directors of the Company, provided, however, that this Agreement may not be terminated pursuant to this clause
(iv) unless the Employee has first received written notice from the Company stating that the Company intends to terminate this Agreement and specifying with particularity the misconduct of the Employee that the Company believes justifies such termination and the Employee has failed to correct such misconduct within a reasonable period of time following his receipt of such notice.

   5.4 Termination by the Employee for Good Reason. The Employee shall have the right to terminate this Agreement for Good Reason. In the event of such termination, the Employee shall be entitled to continue to receive the compensation and other benefits provided for in Section 3.1 through 3.5 of this Agreement for a period commencing on the date of such termination and continuing until the end of the Initial Term (or if the Agreement is terminated during a Renewal Term, until the end of such Renewal Term). For purposes of this Agreement, the term "Good Reason" shall mean (i) an assignment to Employee without his consent of any duties other than those contemplated by Sections 1.1 and 1.2 of this Agreement, any significant change in the nature of Employee's principal duties without his consent, or any diminution in the Employee's status or responsibilities, or (ii) any decrease in the Employee's base compensation below the level provided for by the provisions of Section 3.1 (or such other level to which his salary may be increased from time to time) or any failure by the Company to provide the Employee with the other benefits provided for in Sections 3.2 through 3.5 hereof.

   5.5 Mitigation of Damages. In the event the Employee is terminated at any time by the Company other than for Good Cause or in the event of termination at any time by the Employee for Good Reason, the Employee shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Employee as the result of his employment by another employer.

   6.0 Miscellaneous

   6.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors, assigns, heirs and legal representatives.

   6.2 Amendment and Modification. The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

   6.3 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the employment of the Employee by the Company and supersedes all prior understandings and agreements of the parties with respect to the subject matter hereof.

   6.4 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity, unenforceability or illegality of any provision of this Agreement shall not in any way affect or impair the validity, enforceability or legality of the other provisions hereof.

   6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

   6.6 Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

   6.7 Execution in Counterpart. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   6.8 Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party ("Notices") shall be in writing and shall be validly given or made to another party if given by personal delivery, sent by Federal Express or other reliable courier, transmitted by fax, or sent by certified or registered mail, postage prepaid, return receipt requested, as follows:

   If to the Company:

     Manufacturers Bank
     1200 North Ashland Avenue
     Chicago, Illinois 60622
     Attention:

   With copies to:

   If to the Employee:

     Burton J. Field, President

A Notice shall be deemed given on the third business day following the date of mailing, if the Notice is given by mail, on the first business day after sending if the Notice is given by overnight courier or on the date of personal delivery or fax transmission, if delivery is by such means. Any party hereto may change its address for the purpose of receiving Notices as herein provided by a Notice given in the manner aforesaid to the other party or parties hereto.

   6.9 Expenses. The Company shall pay the reasonable legal fees incurred by the Employee in connection with the preparation and negotiation of this Agreement.

   In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

                                          Manufacturers Bank

                                          By:__________________________________

                                          Employee

                                          -------------------------------------
                                          Burton J. Field

                                     JAFFE

                     CHANGE IN CONTROL SEVERANCE AGREEMENT

   This Change In Control Severance Agreement (the "Agreement") is made and entered into as of this 26th day of February, 1999 by and between Manufacturers Bank (the "Bank") and Howard Jaffe (the "Employee").

   Whereas, the Employee has been employed by Avondale Federal Savings Bank ("Avondale Bank") and is a party to a severance agreement with Avondale Bank's parent company, Avondale Financial Corp. ("Avondale Financial"), and its subsidiaries dated December 1, 1997 (the "Prior Severance Agreement");

   Whereas, upon the merger of Avondale Bank into the Bank (the "Bank Merger"), the Employee is employed as Chief Financial Officer of the Bank;

   Whereas, in consideration of the Bank's entering this Agreement, the Employee is willing to forego any rights under the Prior Severance Agreement;

   Whereas, the board of directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the parent company of the Bank, MB Financial Inc. (the "Company"), and/or the Bank may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company, the Bank and their respective stockholders; and

   Whereas, the board of directors of the Bank believes it is in the best interests of the Bank, to enter into this Agreement with the Employee in order to assure continuity of management of the Bank, and to reinforce and encourage the continued attention and dedication of the Employee to the Employee's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company or the Bank, although no such change is now contemplated; and

   Whereas, the board of directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 2 hereof;

   Now, Therefore, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

   1. Definitions.

   (a) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Company or the Bank within the meaning of the Bank Holding Company Act of 1956, as amended and 12 C.F.R. Part 225 (or any successor statute or regulation) or (ii) requires the filing of a notice with the Federal Deposit Insurance Corporation under 12 U.S.C. (S) 1817(j) and 12 C.F.R. Part 303 (or any successor statute or regulation); (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than an event at the completion of which the stockholders of the Company hold more than 40% of the outstanding stock of the resulting entity; (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities, except by reason of the merger of Coal City Corporation into Avondale Financial (the "Holding Company Merger"); (4) individuals who are members of the Board of Directors of the Company immediately following consummation of the Holding Company Merger (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequently whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (5) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity, other than an event at the completion of which the stockholders of the Company hold more than 40% of the outstanding stock of the resulting entity; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company.

   (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

   (c) The term "Date of Termination" means the date upon which the Employee's employment with the Bank ceases.

   (d) The term "Effective Date" means the date of consummation of the Bank Merger.

   (e) The term "Involuntary Termination" means the termination of the employment of Employee (i) by the Bank without the Employee's express written consent; or (ii) by the Employee by reason of a material diminution of or interference with the Employee's duties and responsibilities as specified in Exhibit A to this Agreement, or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a change in the principal workplace of the Employee to a location outside of a 50 mile radius of the Bank's headquarters office as of the date of this Agreement, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank; or (5) a material permanent increase in the required hours of work or the workload of the Employee. The term "Involuntary Termination" does not include Termination for Cause, termination of employment due to death or permanent disability, retirement or suspension or temporary or permanent prohibition from participation in the conduct of the Bank's affairs under Section 8 of the Federal Deposit Insurance Act (the "FDIA").

   (f) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Employee with the Bank, because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the board of directors of the Bank, at a meeting of the board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the board), stating that in the good faith opinion of the board the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

   2. Term; Forfeiture of Prior Severance Agreement. The term of this Agreement shall be the period of three years commencing on the Effective Date, subject to earlier termination as provided herein. On the first anniversary of the Effective Date and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term of this Agreement, if the board of directors of the Bank approves such extension. In consideration of the Bank's entering into this Agreement, the Employee agrees to forfeit any rights under the Prior Severance Agreement and to make no claim thereunder against the Company, any of its subsidiaries, or the Bank.

   3. Severance Benefits Payable Upon Involuntary Termination Following Change in Control.

   (a) Change in Control. In the event of Involuntary Termination in connection with or within 12 months after the Bank Merger or after a Change in Control which occurs at any time following the Effective Date and during the term of this Agreement, the Bank shall (i) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 200% of the Employee's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) provide to the Employee so long as the Employee lives during the 24 months following the date on which the employment of the Employee terminates substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and the Employee's dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if the Employee had not suffered Involuntary Termination.

   (b) Reduction of Benefits. Notwithstanding any other provision of this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by the Company or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

   4. Termination and Suspension of Agreement.

   (a) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the affairs of the Bank by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(3) or
(g)(1), the obligations of the Bank under this Agreement shall be suspended as of the date of service of the notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank, in its discretion, may reinstate the obligations which were suspended.

   (b) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4) or (g)(1), all
obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

   (c) If the Bank is in default (as defined in Section 3(x)(1) of the FDIA, 12 U.S.C. (S) 1813(x)(1)), all obligations of the Bank under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

   (d) All obligations of the Bank shall terminate at such time as the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under Section 13(c) of the FDIA, 12 U.S.C.
(S) 1823(c), or determines that the Bank is in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

   5. Attorneys' Fees. In the event the Bank exercises its right of Termination for Cause, but it is determined by a court of competent jurisdiction that cause did not exist for such termination, or if in any event it is determined by any such court that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

   6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer or by retirement benefits after the Date of Termination or otherwise.

   7. Regulatory Compliance. Any payments or benefits to the Employee pursuant to this Agreement are subject to compliance with 12 U.S.C. (S) 1828(k) and any regulations promulgated thereunder.

   8. No Assignments.

   (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other parties; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Bank in the same amount and on the same terms as the compensation pursuant to Section 3 of this Agreement. For purposes of implementing the provisions of this Section 8(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

   (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

   9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Bank at its headquarters office, to the attention of the board of directors with a copy to the Secretary of the Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Bank.

   10. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

   11. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   13. Governing Law. This Agreement shall be governed by the laws of the State of Illinois.

   14. Successors to Code Sections. All provisions of this Agreement referring to sections of the U.S.C. (United State Code) or to the Internal Revenue Code shall be deemed to refer to successor code sections in the event of renumbering of code sections.

   In Witness Whereof, the parties have executed this Agreement as of the day and year first above written.

                                        Manufacturers Bank

                                        ---------------------------------------
                                        By:
                                        Its:

                                        Employee

                                        ---------------------------------------
                                        Howard Jaffe

                               PANOS AND OTHERS'

                     CHANGE IN CONTROL SEVERANCE AGREEMENT

   This Change in Control Severance Agreement (the "Agreement") is made and
entered into as of this     day of           , 1999 by and between
Manufacturers Bank (the "Bank") and Designated Officer (the "Employee").

   Whereas, upon the merger of Avondale Federal Savings Bank into the Bank (the "Bank Merger"), the Employee is employed as [insert title] of the Bank;

   Whereas, the board of directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Bank's parent company, MB Financial Inc. (the "Company"), and/or the Bank may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company, the Bank and their respective stockholders; and

   Whereas, the board of directors of the Bank believes it is in the best interests of the Bank, to enter into this Agreement with the Employee in order to assure continuity of management of the Bank, and to reinforce and encourage the continued attention and dedication of the Employee to the Employee's assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Company or the Bank, although no such change is now contemplated; and

   Whereas, the board of directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 2 hereof;

   Now, Therefore, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

   1. Definitions.

   (a) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Company or the Bank within the meaning of the Bank Holding Company Act of 1956, as amended and 12 C.F.R. Part 225 (or any successor statute or regulation) or (ii) requires the filing of a notice with the Federal Deposit Insurance Corporation under 12 U.S.C. (S)1817(j) and 12 C.F.R. Part 303 (or any successor statute or regulation); (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than an event at the completion of which the stockholders of the Company hold more than 40% of the outstanding stock of the resulting entity; (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities, except by reason of the merger of Coal City Corporation into Avondale Financial Corp.; (4) individuals who are members of the Board of Directors of the Company immediately following consummation of the Holding Company Merger (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequently whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (5) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity, other than an event at the completion of which the stockholders of the Company hold more than 40% of the outstanding stock of the resulting entity; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company.

   (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

   (c) The term "Date of Termination" means the date upon which the Employee's employment with the Bank ceases.

   (d) The term "Effective Date" means the date of consummation of the Bank Merger.

   (e) The term "Involuntary Termination" means the termination of the employment of Employee (i) by the Bank without the Employee's express written consent; or (ii) by the Employee by reason of a material diminution of or interference with the Employee's duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a change in the principal workplace of the Employee to a location outside of a 50 mile radius of the Bank's headquarters office as of the date of this Agreement, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff;
(4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company or the Bank; or (5) a material permanent increase in the required hours of work or the workload of the Employee. The term "Involuntary Termination" does not include Termination for Cause, termination of employment due to death or permanent disability, retirement or suspension or temporary or permanent prohibition from participation in the conduct of the Bank's affairs under Section 8 of the Federal Deposit Insurance Act (the "FDIA").

   (f) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Employee with the Bank, because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement.

   2. Term. The term of this Agreement shall be the period of three years commencing on the Effective Date, subject to earlier termination as provided herein. On the first anniversary of the Effective Date and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term of this Agreement, if the board of directors of the Bank approves such extension.

   3. Severance Benefits Payable Upon Involuntary Termination Following Change in Control.

   (a) Change in Control. In the event of Involuntary Termination in connection with or within 12 months after a Change in Control which occurs at any time following the Effective Date and during the term of this Agreement, the Bank shall (i) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 100% of the Employee's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) provide to the Employee so long as the Employee lives during the 12 months following the date on which the employment of the Employee terminates substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and the Employee's dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if the Employee had not suffered Involuntary Termination.

   (b) Reduction of Benefits. Notwithstanding any other provision of this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by the Company or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

   4. Termination and Suspension of Agreement.

   (a) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the affairs of the Bank by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(3) or
(g)(1), the obligations of the Bank under this Agreement shall be suspended as of the date of service of the notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank, in its discretion, may reinstate the obligations which were suspended.

   (b) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. (S) 1818(e)(4) or (g)(1), all
obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

   (c) If the Bank is in default (as defined in Section 3(x)(1) of the FDIA, 12 U.S.C. (S) 1813(x)(1)), all obligations of the Bank under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

   (d) All obligations of the Bank shall terminate at such time as the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under Section 13(c) of the FDIA, 12 U.S.C. (S) 1823(c), or determines that the Bank is in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

   5. Attorneys' Fees. In the event the Bank exercises its right of Termination for Cause, but it is determined by a court of competent jurisdiction that cause did not exist for such termination, or if in any event it is determined by any such court that the Bank has failed to make timely payment of any amounts owed to the Employee under this Agreement, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

   6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Employee as the result of employment by another employer or by retirement benefits after the Date of Termination or otherwise.

   7. Regulatory Compliance. Any payments or benefits to the Employee pursuant to this Agreement are subject to compliance with 12 U.S.C. (S) 1828(k) and any regulations promulgated thereunder.

   8. No Assignments.

   (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other parties; provided, however, that the Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Bank in the same amount and on the same terms as the compensation pursuant to Section 3 of this Agreement. For purposes of implementing the provisions of this Section 8(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

   (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

   9. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Bank at its headquarters office, to the attention of the board of directors with a copy to the Secretary of the Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Bank.

   10. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

   11. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

   12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

   13. Governing Law. This Agreement shall be governed by the laws of the State of Illinois.

   14. Successors to Code Sections. All provisions of this Agreement referring to sections of the U.S.C. (United State Code) or to the Internal Revenue Code shall be deemed to refer to successor code sections in the event of renumbering of code sections.

   In Witness Whereof, the parties have executed this Agreement as of the day and year first above written.

                                        Manufacturers Bank

                                        ---------------------------------------
                                        By:
                                        Its:

                                        Employee

                                        ---------------------------------------

PROXY                                                                     PROXY
                              MB FINANCIAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 11, 1999

     The undersigned hereby appoints the Board of Directors of MB Financial, Inc. (the "Company"), and each of them, with full powers of substitution, acting by a majority of those present and voting, or if only one is present and voting then that one to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, May 11, 1999 at the Conference Center of the Graduate School of Business, The University of Chicago, 450 North Cityfront Plaza Drive, Chicago, Illinois, at 1:30 p.m., Chicago time, and at any and all adjournments or postponements thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)




--------------------------------------------------------------------------------


4576--MB Financial Inc.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]



1. The election of the following directors for       For   Withheld    For All
   the terms opposite their names:                   All      All      Except
                                                     [_]      [_]        [_]
             Director                     Term
             --------                     ----
Nominees:    Thomas F. Carey              2000
             Robert S. Engelman, Jr.      2000
             Alfred Felger                2000
             Richard Gifford              2000
             Richard A. Wilson            2000

             Jameson A. Baxter            2000
             R. Thomas Elff               2000
             Burton Field                 2000
             David Hussman                2000
             Clarence Mann                2000
             Hipollxx Roldan              2000

             Mitchell Felger              2000
             Lawrence Gifford             2000
             Sandra P. Gunhman            2000
             Arthur L. Knight, Jr.        2000
             Peter G. Krivkovich          2000

The Board recommends a vote "FOR" each of the nominees listed above. (Instruction: To withhold authority to vote for any individual nominee's name in the space provided below and mark the oval "For All Except")

----------------------------
Nominee Exception

Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the proxies are authorized to vote on any other business that may come before the Meeting or any adjournment or postponement thereof.

                                   Date: ________________________________, 1999

_______________________________________________________________________________
Signature of Stockholder

_______________________________________________________________________________
Signature if held jointly

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title, if shares are held jointly, and holder should sign.


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                          .  FOLD AND DETACH HERE  .

           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


4576-MB Financial Inc.